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                                                                   EXHIBIT 10.37


                        FORM OF STOCK PURCHASE WARRANT

                                      by

                         SATCON TECHNOLOGY CORPORATION

                                      to

                         NORTHROP GRUMMAN CORPORATION

                                   Issued on

                               November 16, 1999
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THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT ONLY
AND NOT FOR RESALE. THEY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE
SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS FIRST REGISTERED UNDER SUCH LAWS, OR UNLESS SATCON TECHNOLOGY CORPORATION (THE "COMPANY"), AS THE ISSUER,
HAS RECEIVED AN OPINION OF COUNSEL (WHICH COUNSEL MAY BE AN EMPLOYEE OF THE HOLDER OF THIS CERTIFICATE OR SUCH HOLDER'S AFFILIATE) TO THE EFFECT THAT SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING THE TERMS AND CONDITIONS RELATING TO REGISTRATION RIGHTS, SET FORTH IN A CERTAIN AGREEMENT DATED AS OF November 16, 1999, BY AND AMONG THE COMPANY AND NORTHROP GRUMMAN CORPORATION, AS FROM TIME TO TIME AMENDED, MODIFIED OR SUPPLEMENTED, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.

No. W-1                                     Number of Shares: 100,000

Date: November 16, 1999

                              WARRANT CERTIFICATE

                        SATCON TECHNOLOLGY CORPORATION

     This Warrant Certificate certifies that Northrop Grumman Corporation (together with any subsequent holder of this Warrant, the "Holder") is the holder of a Warrant (the "Warrant") to purchase 100,000 shares (the "Shares") of the common stock, par value $1.00 per share ("Common Stock"), of Satcon Technology Corporation (the "Company"), at a purchase price of $9.725 per Share ("Purchase Price"). The Warrant may be exercised as provided in Section 1 below. The number of shares that may be purchased upon exercise of the Warrant set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of the date hereof and are subject to adjustment as set forth below.

     The Warrant is subject to the following terms, conditions and provisions:

Section 1.    Exercise of Warrant; Purchase Price; Term.
              -----------------------------------------

     (a)  Exercise of Warrant.  The Holder may exercise the Warrant in whole or
          -------------------
in part (but, if in part, only as to a whole number of Shares) at any time and from time to time during the period (the "Exercise Period") ending on December 31, 2006, upon surrender of this Warrant Certificate, with the Form of Election attached thereto duly

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executed, to the Company at its office, together with payment of the Purchase
Price for all or a portion of the Shares. The Purchase Price shall be payable in cash or by certified or official bank check or other immediately available funds payable to the order of the Company.

     (b)  Issuance of Common Stock.  Following the receipt of this Warrant
          ------------------------
Certificate, with the Form of Election to purchase duly executed, accompanied by payment of the Purchase Price for the Shares to be purchased and an amount equal to any applicable transfer tax in cash, or by certified or official bank check or other immediately available funds payable to the order of the Company, the Company shall thereupon promptly cause certificates for the number of whole shares of Common Stock to be purchased to be delivered to the Holder.

     (c)  Unexercised Warrants.  In case the Holder shall exercise the Warrant
          --------------------
for an amount less than all Shares evidenced thereby, a new Warrant Certificate evidencing a Warrant to purchase the remaining unexercised Shares shall be issued by the Company to the Holder.

Section 2.    Transfer of Warrant Certificates; Loss, Theft, Destruction or
              -------------------------------------------------------------
              Mutilation of Warrant Certificates.
              ----------------------------------

     (a)  Transfer of Warrant.  The Warrant and the Shares issued upon exercise
          -------------------
hereof may not be transferred or assigned without compliance with applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this subsection, title to the Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery; provided, however, that the Warrant may only be transferred in whole and may not be transferred in part.

     (b)  Loss, Theft, Destruction or Mutilation of Warrant Certificates.  In
          --------------------------------------------------------------
the event of the loss, theft or destruction of a Warrant Certificate, then, upon receipt by the Company of (i) evidence reasonably satisfactory to the Company of such loss, theft, or destruction, (ii) an undertaking of indemnity or security in a form and by a party reasonably satisfactory to the Company, and (iii) reimbursement to the Company of all reasonable expenses incidental thereto, the Company will make and deliver a new Warrant Certificate of like tenor to the registered owner in lieu of the Warrant Certificate so lost, stolen, or destroyed; provided, if the registered owner of such Warrant Certificate is the Holder, or any insurance company, bank, pension fund or other institutional investor, the Holder's or such institutional investor's own agreement of indemnity shall be deemed to be satisfactory for purposes of the preceding clause (ii). Upon surrender and cancellation of a Warrant Certificate if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor to the registered owner in lieu of the Warrant Certificate so mutilated.

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Section 3.    Legends.
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     Each Warrant Certificate issued evidencing all or any portion of the
Warrant shall, and any Shares issued pursuant to exercise of the Warrant shall, unless the respective Warrant or Shares shall be covered by an effective registration statement as provided in the Securities Act, bear an endorsement reading substantially as follows:

          "The securities represented by this certificate were acquired for investment only and not for resale. They have not been registered under the Securities Act of 1933, as amended, or any state securities law. These securities may not be sold, transferred, pledged or hypothecated unless first registered under such laws, or unless Satcon Technology Corporation (the "Company"), as the issuer, has received an opinion of counsel (which counsel may be an employee of the holder of this certificate or such holder's affiliate) to the effect that such transaction is exempt from the registration requirements of such laws.

          "The securities represented by this certificate are subject to the terms and conditions, including the terms and conditions relating to registration rights, set forth in a Registration Rights Agreement dated as of November 16, 1999 by and among the Company and Northrop Grumman Corporation, as from time to time amended, modified or supplemented, a copy of which may be obtained from the Company."

Section 4.    Adjustment of Exercise Price and Number of Warrant Shares.
              ---------------------------------------------------------

     The number of shares of Common Stock purchasable upon the exercise of the Warrant and the payment of the Purchase Price shall be subject to adjustment of as follows:

     (a)  Dividends, Subdivision, Combinations and Reclassifications.  In case
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the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including, without limitation, any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), upon exercise of the Warrant at any time subsequent to any such event the Holder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that it would have owned or have been entitled to receive after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this subsection shall become effective on the effective date of such event.

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     (b)  Reorganization or Merger, etc.  If after the issuance of the Warrant,
          -----------------------------
any capital reorganization of the Company, or any reclassification of its Common Stock, or any consolidation of the Company with or merger of the Company with or into any other person or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that a holder of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock of the Company, then, upon exercise of the Warrant the Holder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Holder would have been entitled to receive upon exercise of the Warrant had the Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer.

     (c)  De Minimis Adjustments.  No adjustment in the number of shares of
          ----------------------
Common Stock purchasable under the Warrant shall be required unless such adjustment would require an increase or decrease of at least two percent (2%) in the number of such shares purchasable upon the exercise of the Warrant; provided, that any adjustments that by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided further, upon exercise of the Warrant, the Company shall make all necessary adjustments not theretofore made up to and including the date upon which the Warrant is exercised.

Section 5.    No Entitlement to Vote or Receive Dividends.
              -------------------------------------------

     Without limitation of any of the rights of the Holder under the Shareholders Agreement described in Section 6 below, the Holder shall not be entitled to vote or receive dividends or be deemed for any purpose the holder of common Stock or of any other securities of the Company that may at any time be issued upon the exercise of the Warrant but have not yet been so issued, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights, or otherwise, until the Warrant shall have been exercised as provided herein.

Section 6.    Registration Rights Agreement.
              -----------------------------

     The Warrant is entitled to the benefits of and subject to all of the terms, conditions and provisions of that certain Registration Rights Agreement dated as of November 16,1999 by and among the Company and Northrop Grumman Corporation, as from time to time amended, modified or supplemented, and the Holder hereof agrees to perform and

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observe and be subject to all of such terms, conditions and provisions with respect to the Warrant and any Shares issued pursuant hereto.

     WITNESS the signature of the proper officer of the Company, dated the date first above written.


                                                  By:/s/ David B. Eisenhaure
                                                     -----------------------
                                                  Name: David B. Eisenhaure
                                                       ---------------------
                                                  Title: President
                                                        --------------------


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